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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Huntington Bancshares Incorporated (the "Company") on Form 10-Q for the quarter ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas E. Hoaglin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ Thomas E. Hoaglin
                                            ------------------------------------
                                                     Thomas E. Hoaglin
                                                     Chief Executive Officer
                                                     August 14, 2003



        A signed original of this written statement required by Section 906 has been provided to Huntington Bancshares Incorporated and will be retained by Huntington Bancshares Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.